Commitments	12 Months Ended
Dec. 31, 2019
Commitments
Commitments

32.    Commitments

a) Contractual obligations

The required and non-cancelable minimum payments related to contractual obligations as at December 31, 2019 are as follows:

		Purchase obligations (i)
	December 31, 2019	December 31, 2018
2020	3,956	2,677
2021	1,029	1,445
2022	710	548
2023	552	463
2024 and thereafter	2,830	2,194
Total minimum payments required	9,077	7,327

(i)   Mainly relates to agreements for the acquisition of fuel, energy and the acquisition of raw materials and services.

b) Guarantees provided

As at December 31, 2019 and 2018, corporate financial guarantees provided by Vale (within the limit of its direct or indirect interest) for certain associates and joint ventures were US$1,655 and US$1,735, respectively. The fair value of this financial guarantees in December 31, 2019 and 2018 totaled US$525 and US$166, respectively, and is recorded in the balance sheet as “Others non-current liabilities”.